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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 21, 2004


                             Tamarack Ventures, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

             333-110363                                41-2052984
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     (Commission File Number)              (IRS Employer Identification No.)


            21 Falcon Avenue, Box 1135, Manitouwadge, Ontario, P0T 2C0
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             (Address of Principal Executive Offices)     (Zip Code)

                                  (807) 826-2922
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             (Registrant's Telephone Number, Including Area Code)

                                      N/A
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            (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
    30.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 5.        Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 21, 2004, Mr. Greg Yanke, our secretary and a director, resigned from these positions. Mr. Yanke did not resign as a result of any disagreement with us, or due to any matter relating to our operations, policies or practices.

Our president, Mr. Robert Reukl, will replace Mr. Greg Yanke as our secretary.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Tamarack Ventures, Inc.
                                            a Nevada corporation

                                            By: /s/  Robert Reukl
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                                            Robert Reukl, President



DATED:  October 21, 2004